    Exhibit 99.1

Century Aluminum Company Reports First Quarter 2024 Results

Chicago, May 1, 2024 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its first quarter 2024 results.

Business Highlights

•Net sales of $489.5 million
•Realized LME aluminum price of $2,190/T in first quarter is up $8/T from prior quarter
•Reported net income attributable to Century stockholders of $246.8 million and adjusted EBITDA attributable to Century stockholders of $25.0 million1
•Cash and cash equivalents of $93.5 million and strong liquidity of $302.0 million as of March 31, 2024
•Selected by U.S. Department of Energy to receive $500.0 million investment to build a new green aluminum smelter
•Announced joint venture with MX Holdings to explore new low carbon secondary billet casthouse

First Quarter 2024 Financial Results

$MM (except shipments and per share data)
	Q1 2024	Q4 2023
Aluminum shipments (tonnes)	174,627	173,871
Net sales	$489.5	$512.3
Net income attributable to Century stockholders	$246.8	$30.0
Diluted earnings per share attributable to Century stockholders	$2.26	$0.30
Adjusted net (loss) income attributable to Century stockholders(1)	$(3.0)	$40.0
Adjusted (loss) earnings per share attributable to Century stockholders(1)	$(0.03)	$0.39
Adjusted EBITDA attributable to Century stockholders(1)	$25.0	$57.1

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures.
Net sales for the first quarter ended March 31, 2024 decreased by $22.8 million sequentially primarily due to lower regional and value-added product premiums.
Century reported net income attributable to Century stockholders of $246.8 million for the first quarter of 2024, a $216.8 million increase sequentially. First quarter results were impacted by $247.4 million of net exceptional items, in particular, recognition of the bargain purchase gain from the Jamalco acquisition of $245.9 million, $6.4 million lower of cost or net realizable value adjustment, net of tax, $3.3 million of unrealized gain on derivative instruments, net of tax, partially offset by $4.7 million in Jamalco equipment failure costs and $3.5 million in share-based compensation costs. Therefore, Century reported an adjusted net loss of $3.0 million for the first quarter of 2024, a $43.0 million change sequentially.
Adjusted EBITDA attributable to Century stockholders for the first quarter of 2024 was $25.0 million. This was a decrease of $32.1 million from the prior quarter, primarily driven by the full-year 2023 IRA Section 45X credit recorded in the prior quarter and only one quarter of credit recorded in the current period. Normalizing for the timing of the recognition of the IRA Section 45X benefit in the prior year, Adjusted EBITDA improved due to lower energy and material costs, partially offset by lower value-added product premiums.
Century's liquidity position at March 31, 2024, comprised of cash and cash equivalents of $93.5 million and $208.5 million in combined borrowing availability, was $302.0 million, a decrease of $10.5 million from the prior quarter.

“Operational and safety performance was excellent across Century’s smelter portfolio in the first quarter, reflecting our team’s disciplined focus on execution,” said Century President and CEO Jesse Gary. “This leaves Century well-positioned to benefit from improving market conditions as we enter the second quarter, with LME prices rising significantly during April on improving global demand for aluminum."

“With trade disruptions continuing to proliferate globally on rising geopolitical tensions and near shoring trends, Century’s strategic locations in the US and European markets enables us to provide our customers with reliable supply chains and top-notch customer service,” continued Mr. Gary. “Our recently announced greenfield smelter and secondary casthouse projects in the US and our new primary billet casthouse in Iceland are designed to further build on our advantages in these markets and offer our customers cutting-edge aluminum products.”
Second Quarter 2024 Outlook

The company expects second quarter Adjusted EBITDA to range between $25 to $35 million based on increased LME prices and regional premiums, partially offset by timing of partial power curtailments imposed on our Grundartangi facility.
About Century Aluminum Company

With its corporate headquarters located in Chicago, IL, Century Aluminum owns and operates primary aluminum smelting facilities in the United States and Iceland and is the majority owner and managing partner of the Jamalco alumina refinery in Jamaica. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the "safe harbor" created by section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Forward-looking statements, for example, may include statements regarding: Our assessment of global and local financial and economic conditions; Our assessment of the aluminum market and aluminum prices (including premiums); Our assessment of alumina pricing, energy prices, both in the United States and Europe, costs associated with our other key raw materials and supply and availability of those key raw materials, including power (and related natural gas and coal), and the likelihood and extent of any power curtailments; Our assessment of power prices and availability for our U.S. and European operations; The impact of the wars in Ukraine and in the Middle East, including any related impacts on global energy markets and/or any sanctions and export controls targeting Russia and businesses tied to Russia and to sanctioned entities and individuals, including any possible impact on our business, operations, financial condition, results of operations, and global supply chains; The future financial and operating performance of the Company and its subsidiaries; Our ability to successfully manage market risk and to control or reduce costs; Our plans and expectations with respect to future operations of the Company and its subsidiaries, including any plans and expectations to curtail or restart production, including the expected impact of any such actions on our future financial and operating performance; Our plans and expectations with regards to future operations of our Mt. Holly smelter, including our expectations as to the restart of curtailed production at Mt. Holly including the timing, costs and benefits associated with restarting curtailed production; Our plans with regards to future operations of our Hawesville smelter, including our expectations as to the timing, costs and benefits associated with restarting curtailed production; Our plans and expectations with regards to the Grundartangi casthouse project, including our expectations as to the timing, costs and benefits associated with it; Our plans and expectations with respect to the acquisition of a 55% interest in Jamalco, including our expectations as to the costs and benefits associated with this transaction; Our ability to successfully obtain and/or retain competitive power arrangements for our operations; The impact of Section 232 relief, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; The impact of any new or changed law or regulation, including, without limitation, sanctions or other similar remedies or restrictions or any changes in interpretation of existing laws or regulations; Our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; Our ability to qualify for and realize potential tax benefits under the Inflation Reduction Act of 2022 and the anticipated amounts of such benefits; Our ability to realize the full amount of the DOE $500 million grant, to negotiate favorable terms and conditions related to such grant, to raise additional capital through additional grants, incentives, subsidized loans and other debt and equity funding to support construction of a new aluminum smelter; Our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; Our ability to repay or refinance debt in the future; Our ability to recover losses from our insurance; Our assessment and estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; Our assessment of any future tax audits or insurance claims and their respective outcomes; Negotiations with current labor unions or future representation by a union of our employees; Our assessment of any information technology-related risks, including the risk from cyberattacks or other data security breaches, including the cybersecurity incident that occurred on February 16, 2022; Our plans and expectations regarding potential M&A and joint venture activity including our ability to consummate such transactions and our assessments of certain risks associated with the same, including, for example, unforeseen costs and expenses associated with unidentified liabilities, and difficulties integrating an acquired asset into our existing operations; and Our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	March 31,	December 31,	March 31,
	2024	2023	2023
NET SALES:
Related parties	$315.0	$371.8	$412.2
Other customers	174.5	140.5	140.2
Total net sales	489.5	512.3	552.4
Cost of goods sold	473.0	472.9	504.3
Gross profit	16.5	39.4	48.1
Selling, general and administrative expenses	14.1	8.1	13.4
Other operating expense - net	0.5	2.1	7.2
Operating income	1.9	29.2	27.5
Interest expense - affiliates	(1.8)	(1.5)	—
Interest expense	(7.4)	(7.4)	(8.7)
Interest income	0.7	0.9	0.3
Net gain (loss) on forward and derivative contracts	7.4	11.9	(57.6)
Bargain purchase gain	245.9	—	—
Other loss - net	(1.5)	(0.8)	(0.3)
Income (loss) before income taxes	245.2	32.3	(38.8)
Income tax (expense) benefit	(0.5)	(6.6)	0.2
Income (loss) before equity in earnings of joint ventures	244.7	25.7	(38.6)
Equity in losses of joint ventures	—	(0.1)	—
Net income (loss)	244.7	25.6	(38.6)
Net loss attributable to noncontrolling interests	(2.1)	(4.4)	—
Net income (loss) attributable to Century stockholders	246.8	30.0	(38.6)
Less: net income allocated to participating securities	13.2	1.6	—
Net income (loss) allocated to common stockholders	$233.6	$28.4	$(38.6)

INCOME (LOSS) ATTRIBUTABLE TO CENTURY STOCKHOLDERS PER COMMON SHARE:
Basic	$2.52	$0.31	$(0.42)
Diluted	2.26	0.30	(0.42)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	92.7	92.5	92.3
Diluted	98.7	103.3	92.3

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	March 31, 2024	December 31, 2023
ASSETS
Cash and cash equivalents	$93.5	$88.8
Restricted cash	1.5	1.5
Accounts receivable - net	47.8	53.7
Non-trade receivables	38.5	36.2
Due from affiliates	22.8	20.2
Manufacturing credit receivable	57.9	59.3
Inventories	484.2	477.0
Derivative assets	5.3	2.9
Prepaid and other current assets	29.6	27.5
Total current assets	781.1	767.1
Property, plant and equipment - net	984.2	1,004.2
Other assets	84.6	75.2
TOTAL	$1,849.9	$1,846.5
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$180.5	$249.5
Accrued compensation and benefits	34.0	38.1
Due to affiliates	131.8	101.4
Accrued and other current liabilities	46.3	50.9
Derivative liabilities	0.4	1.4
Deferred credit - preliminary bargain purchase gain	—	273.4
Current debt due to affiliates	10.0	10.0
Current maturities of long-term debt	65.9	38.3
Total current liabilities	468.9	763.0
Long-term debt	452.1	430.9
Accrued benefits costs - less current portion	121.3	120.3
Other liabilities	97.1	66.3
Deferred taxes	73.0	72.4
Asset retirement obligations - less current portion	50.4	49.5
Total noncurrent liabilities	793.9	739.4

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 52,238 outstanding at March 31, 2024; 160,000 issued and 52,284 outstanding at December 31, 2023)	—	—
Common stock (one cent par value, 195,000,000 authorized; 99,887,016 issued and 92,700,495 outstanding at March 31, 2024; 99,876,385 issued and 92,689,864 outstanding at December 31, 2023)	1.0	1.0
Additional paid-in capital	2,543.7	2,542.9
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(99.6)	(97.9)
Accumulated deficit	(1,757.3)	(2,004.1)
Total Century shareholders’ equity	601.5	355.6
Noncontrolling interests	(14.4)	(11.5)
Total equity	587.1	344.1
TOTAL	$1,849.9	$1,846.5

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Three months ended March 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$244.7	$(38.6)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Unrealized (gain) loss on derivative instruments	(6.4)	64.4
Lower of cost or NRV inventory adjustment	—	5.1
Depreciation, depletion and amortization	19.9	15.9
Change in deferred tax benefit (expense)	0.4	(1.5)
Bargain purchase gain	(245.9)	—
Other non-cash items - net	(1.5)	(0.5)
Change in operating assets and liabilities, net of acquisition:
Accounts receivable - net	(1.4)	19.1
Non-trade receivables	5.2	—
Manufacturing credit receivable	(12.6)	—
Due from affiliates	(2.6)	(11.7)
Inventories	(7.2)	(41.1)
Prepaid and other current assets	0.2	1.8
Accounts payable, trade	(33.8)	(17.4)
Due to affiliates	33.6	10.4
Accrued and other current liabilities	(8.4)	(8.7)
Other - net	1.0	2.6
Net cash used in operating activities	(14.8)	(0.2)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(29.7)	(14.3)
Net cash used in investing activities	(29.7)	(14.3)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	155.9	192.4
Repayments under revolving credit facilities	(130.5)	(209.4)
Repayments under Iceland term facility	(1.2)	(2.4)
Borrowings under Grundartangi casthouse debt facility	25.0	10.0
Net cash provided by (used in) financing activities	49.2	(9.4)
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	4.7	(23.9)
Cash, cash equivalents and restricted cash, beginning of period	90.3	55.5
Cash, cash equivalents and restricted cash, end of period	$95.0	$31.6

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2024
1st Quarter	97,602	$258.1	77,025	$189.5	174,627	$447.6

2023
4th Quarter	96,002	$259.2	77,869	$196.7	173,871	$455.9
1st Quarter	102,430	317.6	78,735	210.1	181,165	527.7
(1) Excludes scrap aluminum sales, purchased aluminum and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	March 31, 2024		December 31, 2023
	$MM	EPS	$MM	EPS[1]
Net income attributable to Century stockholders	$246.8	$2.66	$30.0	$0.32
Less: net income allocated to participating securities	13.2	0.14	1.6	0.01
Net income allocated to common stockholders	233.6	2.52	28.4	0.31
Lower of cost or NRV inventory adjustment, net of tax	(6.4)	(0.07)	(3.0)	(0.03)
Unrealized (gain) loss on derivative contracts, net of tax	(3.3)	(0.04)	2.9	0.03
Bargain purchase gain	(245.9)	(2.65)	—	—
Share-based compensation	3.5	0.04	1.3	0.01
Jamalco acquisition costs	—	—	0.6	0.01
Jamalco equipment failure	4.7	0.05	7.4	0.07
Impact of preferred and convertible shares	10.8	0.12	2.4	0.03
Adjusted net (loss) income attributable to Century stockholders	$(3.0)	$(0.03)	$40.0	$0.43

Notes:
(1) For periods ended prior to January 1, 2024, diluted EPS amounts were calculated by applying the if-converted method as net income allocated to participating securities was not significant. After January 1, 2024, diluted EPS amounts are calculated by applying the two-class method. Under the previously applied if-converted method, adjusted earnings per share attributable to Century stockholders for the three months ended December 31, 2023 was previously reported as $0.39. Applying the two-class method to the three months ended December 31, 2023 would have resulted in adjusted earnings per share attributable to Century stockholders of $0.43.

	Three months ended
	March 31, 2024	December 31, 2023
Net income attributable to Century stockholders	$246.8	$30.0
Add: Net loss attributable to noncontrolling interests	(2.1)	(4.4)
Net income	244.7	25.6
Interest expense - affiliates	1.8	1.5
Interest expense	7.4	7.4
Interest income	(0.7)	(0.9)
Net gain on forward and derivative contracts	(7.4)	(11.9)
Bargain purchase gain	(245.9)	—
Other expense - net	1.5	0.8
Income tax expense	0.5	6.6
Equity in losses of joint ventures	—	0.1
Operating income	1.9	29.2
Lower of cost or NRV inventory adjustment	(7.0)	(6.5)
Share-based compensation	3.5	2.0
Jamalco acquisition costs	—	0.6
Jamalco equipment failure	8.5	13.5
Depreciation, depletion and amortization	21.9	21.1
Adjusted EBITDA	28.8	59.9
Less: Adjusted EBITDA attributable to noncontrolling interests	3.8	2.8
Adjusted EBITDA attributable to Century stockholders	$25.0	$57.1

Contact

Ryan Crawford
(Investors and media)
312-696-3132
Source: Century Aluminum Company